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Exhibit 13.2.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        I, Dr. Klaus Hartmann, certify that the Form 20-F fully complies with the requirements of Section 13(a) or Section 15(d) of the U.S. Securities Exchange Act of 1934 and that information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 11, 2004

By:	/s/ DR. KLAUS HARTMANN
Name:	Dr. Klaus Hartmann
Title:	Chief Financial Officer

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Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002